• • • • • • • • • •

• • • • • • • • • • • • • • • • • • • • • • • • • • • •

• • • • • • • • • • • • • • • • • • • • • •

• • • • • • • • • • • • •

• • • •

• • • • • •

• • • 77% 82% 85% 83% 87%88%

28% 25% 23% 22% 21%22%

-1.00% 1.00% 3.00% 5.00% 7.00% 9.00% $15 .0 $20 .0 $25 .0 $30 .0 $35 .0 $40 .0 6% YoY Growth 6% YoY Growth 101 bps Growth 152 bps Growth

• • • • • •

• • •

• • • • •

• • • • • • • •

• •

15 Year Stock price appreciation: 68.0% Average dividend yield: 3.09%

$2.3 $2.2 $2.3 $2.3 $2.6 $2.6 $2.8 $3.7 $3.9 $4.1 $4.3 $4.4 $4.9 $5.5 $5.7 $5.7 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD Total Assets $ in billions Acquisitions: 2008 Union Bankshares 2012 Bank of America (14 branches) 2015 The Bank of Maine Organic Growth 58% Acquisition Growth 42%

7% YoY Growth 7% YoY Growth 27 bps YoY Growth 27 bps YoY Growth

• •

0.00% 0.50% 1.00% 1.50% 2.00% 2018 2019 2020 2021 2022 2023 YTD 0.00% 0.25% 0.50% 0.75% 1.00% 2018 2019 2020 2021 2022 2023 YTD 0.00% 0.50% 1.00% 1.50% 2.00% 2018 2019 2020 2021 2022 2023 YTD

Investor Presentation

Greg Dufour | President & Chief Executive Officer
Mike Archer | EVP, Chief Financial Officer

August 8, 2023

Forward Looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements typically can be identified by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "plan," "target," "potential" or "goal" or future or conditional verbs such as "will," "may," "might," "should," "could" and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult for Camden National Corporation (the "Company") to predict. The actual results, performance or achievements of the Company may differ materially from what is reflected in such forward-looking statements.

The following factors, among others, could cause the Company's financial performance to differ materially from the Company's goals, plans, objectives, intentions, expectations and other forward-looking statements: (i) the impact of the COVID-19 pandemic; (ii) the impact of the war in Ukraine; (iii) weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for credit losses or a reduced demand for the Company's credit or fee-based products and services; (iv) changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (v) inflation, interest rate, market, and monetary fluctuations; (vi) ongoing competition in the labor markets and increased employee turnover; (vii) competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; (viii) deterioration in the value of the Company's investment securities; (ix) volatility in the securities markets that could adversely affect the value or credit quality of the Company's assets, impairment of goodwill, or the availability and terms of funding necessary to meet the Company's liquidity needs; (x) changes in information technology and other operational risks, including cybersecurity, that require increased capital spending; (xi) changes in consumer spending and savings habits; (xii) changes in tax, banking, securities and insurance laws and regulations; (xiii) the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; (xiii) changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board, and other accounting standard setters; (xiv) turmoil and volatility in the financial services industry, including failures or rumors of failures of other depository institutions, which could affect the ability of depository institutions, including the Camden National, to attract and retain depositors, and could affect the ability of financial services providers, including the Company, to borrow or raise capital; (xv) actions taken by governmental agencies to stabilize the financial system and the effectiveness of such actions; (xvi) changes to regulatory capital requirements in response to recent developments affecting the banking sector; and (xvii) questions about the soundness of one or more financial institutions with which we do business.

In addition, statements regarding the potential effects of the war in Ukraine, the COVID-19 pandemic and other notable national and global current events on the Company's business, financial condition, liquidity and results of operations may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond the Company's control.

You should carefully review all of these risks, and be aware that there may be other factors that could cause the Company's actual results to differ materially from those anticipated, including the risk factors listed in the Company's filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements.

These forward-looking statements were based on information, plans and estimates at the date of this presentation, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation.

Non-GAAP Financial Measures

Camden NATIONAL CORPORATION

This presentation includes certain non-GAAP financial measures. Management uses these non-GAAP financial measures for purposes of measuring our performance against our peer group and other financial institutions and analyzing our internal performance. These non-GAAP financial measures also help investors better understand the Company's operating performance and trends and allow for better performance comparisons to other financial institutions. These measures are not a substitute for GAAP operating results and may not be comparable to non-GAAP measures used by other financial institutions. Schedules that reconcile the non-GAAP financial measures to GAAP financial information are included in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and earnings releases filed with the SEC.

Camden National Corporation

Camden NATIONAL CORPORATION

NASDAQ: CAC

As of July 31, 2023	As of June 30, 2023
$503 Million Market Cap	$5.7 Billion Assets
52,165 Average Daily Volume	$4.1 Billion Loans
57 Banking Centers	$4.7 Billion Deposits
2 Loan Production Offices	$1.8 Billion Assets Under Administration

Analyst Coverage:

KBW (market perform)	Janney (market perform)
Raymond James (market perform)	Stephens (market perform)


ME
NH
MA
Bangor
Ellsworth
Augusta
Camden
Lewiston
Portland
Portsmouth
Braintree

Largest publicly traded bank headquartered in Northern New England (parent company of Camden National Bank)

Why Camden National?

Strong Long-Term Financial Performance and Shareholder Returns

- History of strong financial performance and stable growth
- Strong capital position with a history of growing dividends and repurchasing shares
- Strong credit culture with a history of superior credit quality

Committed to Quality Growth

- Sustainable long-term growth organically and through opportunistic acquisitions
- Strong and deep core deposit franchise
- Expanded presence in local higher growth markets, including Southern Maine, New Hampshire, and Northern-Massachusetts

Strong Brand Recognition and 2022 Market Share

- 145+ year operating history, embedded deeply in the communities served
- #3 overall deposit market share in Maine, #2 in community banks
- #2 mortgage originator in Maine
- Recognized by four different organizations for commitment to our customers and employees

Current Priorities and Recent Actions

Camden NATIONAL CORPORATION

	Priorities	Recent Actions
Earnings	• Optimize net interest margin • Expand presence in southern ME, MA & NH • Expand small business market share • Prudent expense management • Investments in process and technology for future efficiency and scale	• Disciplined loan pricing and deposit generation • New interest rate swap strategies • Re-engineered business processes • Implemented AI technology to enhance customer service • Investing in RPA technology
Credit Quality	• Continue disciplined credit underwriting • Actively identify and manage signs of credit concerns within loan portfolio • Monitor and stress test various portfolio concentrations	• Introduced new credit monitoring techniques • Enhanced process for prompt management of weakening credits • Identifying opportunities for additional agency lending
Corporate Responsibility	• Monitor ESG benchmarking to peer companies • Continue to develop an ESG strategic roadmap • Promote organizational diversity	• Initiated ESG peer benchmarking • Engaged third-party consultant to develop a strategic roadmap • Introduced a board-approved diversity core value and statement
Human Capital & Customers	• Develop and retain top talent • Employee engagement • Enhance customer experience through digital channels	• New internal training program for SVP's • Enhancing ESG-related disclosures • Maintaining a digital roadmap

Camden National *by the Numbers*

As of or for the quarter ended June 30, 2023 unless otherwise noted

Deposits

- Loan/deposit ratio of 87%
- Deposits increased 1%
- Uninsured and uncollateralized deposits were 15% of total deposits

Asset Quality

- NPA/total loans of 0.13%
- NCO/average loans(1) of 0.04%
- CRE office loans totaled $204.7 million, or 5% of total loans
  - $1.2 million average loan balance
  - Average LTV of 57%

Liquidity

- Available primary liquidity of $1.4 billion
- Available primary liquidity was 2.0x uninsured and uncollateralized deposits

Investments

- 59% AFS, 41% HTM
- $139.0 million of unrealized loss position
  - 29% of CET1 capital
  - Continue to exceed regulatory capital requirements if losses were realized

NIM

- Net interest margin of 2.40%, down 14 bps from 1Q 2023
  - Asset yield of 4.12%, up 20 bps
  - Funding cost of 1.81%, up 36 bps

Capital

- CET1 risk-based capital ratio of 11.92%
- Total risk-based capital ratio of 13.95%
- TCE ratio(2) of 6.58%
- Dividend yield of 5.42%
- Repurchased 65,692 shares at an average price of $30.44 per share

(1) Annualized.
(2) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.

Q3 Forward Guidance

Camden NATIONAL CORPORATION

	Strategy	Q3 Expectation
NIM	• New loan originations 7%+ • Redeploy investment cash flows to fund loan growth and pay down borrowings • Leverage interest rate swaps • Focus on deposit retention and growth	2.40% (+/- 5–10 bps)
Loan Growth	• Slow loan growth to optimize net interest margin • Increase residential mortgage saleable business	Near Flat (+/- 1%–2%)
Fee Income	• Maximize residential mortgage sales • Drive net customer account growth • Grow wealth management and brokerage revenues	$10 million
Asset Quality/Provision	• Monitor loan portfolio for signs of credit deterioration • Analyze industry exposure • Early customer contact	ACL to Loans Ratio of 0.90%
Operating Expenses	• Prudent expense control	Normal operating expenses of $27-$27.5 million

ESG Highlights

Camden NATIONAL CORPORATION

As of or for the year ended December 31, 2022 unless otherwise noted

Recent Actions:

- Introduced a board-approved diversity core value and statement
- Increased diversity of Board of Directors
- Began developing an ESG framework and roadmap (with support of third-party consultant)
- Shareholders approved de-classified Board structure

Diversity Core Value Formally adopted	**Diversity Statement** Formally adopted	**15%** of donations directed to DEI programs
21 Participants in Horizons Leadership Program	**42%** Female 42% of the Board identifies as female	**8%** Racially Diverse 8% of the Board identifies as racially diverse
8% LGBTQ+ 8% of the Board identifies as LGBTQ+	**50%** Female 50% of the executive management team members identifies as female	**$25K** in Employee Wellness Reimbursements
$42.5K Provided to employees by way of the Employee Emergency Assistance Program	**13,100** Hours of employee training and development	**Hybrid Work** Maintained a flexible, hybrid work environment
4.34/5 Record overall employee engagement score	**$700K** Hope@Home reached $700,000 donated to homeless shelters since 2015	**$614K** Donated to 300 organizations
$29K Donated to 107 nonprofits in honor of employee volunteers	**9,000** Employee Volunteer Hours with approximately 287 nonprofit organizations	**70,000** Pounds of paper securely shredded and recycled
18.9M Digital banking logins	**3.7M** Pages of paper saved by encouraging paperless statements	

Current Financial Update

2Q 2023 Financial Highlights

Camden NATIONAL CORPORATION

As of or for the quarter ended June 30, 2023 unless otherwise noted

- Net income decreased by 3% and pre-tax, pre-provision earnings[1] decreased 13% from 1Q 2023
- Total loans grew <1% and deposits grew 1% from 1Q 2023
- Strong asset quality highlighted by non-performing assets of 0.09% of total assets and loans 30-89 days past due to total loans of 0.05%
- Uninsured and uncollateralized deposits were 15% of total deposits
- Available primary liquidity was 2.0x uninsured and uncollateralized deposits
- Repurchased 65,692 shares of common stock at an average price of $30.44 per share

Net Income
$12.4 million

Diluted Earnings Per Share
$0.85

Return on Assets | Return on Equity
0.87% **10.66%**

Efficiency Ratio[1]
63.07%

Non-Performing Assets to Total Assets
0.09%

Total Risk-Based Capital Ratio
13.95%

(1) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.

Loans

As of June 30, 2023



Loan Portfolio Trend
($ in billions)
$3.5
$3.7
$3.9
$4.0
$4.1
$4.1
6%
7%
7%
6%
6%
6%
3.70%
3.64%
3.91%
4.21%
4.52%
4.50%
4.99%
4.73%
3.65%
39%
41%
42%
42%
43%
43%
43%
41%
40%
41%
41%
41%
2.19%
0.77%
0.12%
11%
11%
11%
10%
10%
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Commercial
Commercial Real Estate
Residential Real Estate
Home Equity and Consumer
Loan Yield
Fed Funds Effective(1)

38% of loans are adjustable or variable rate

20% of loans reprice within 12 months

(1) Fed funds effective represents the quarterly average rate.

Deposits

Camden NATIONAL CORPORATION

Average Deposit Composition and Cost (excl. Brokered)

($ in billions)



$4.4
$4.4
$4.5
$4.6
$4.5
$4.4
7%
16%
17%
32%
28%
7%
16%
17%
33%
27%
6%
16%
17%
33%
28%
6%
15%
17%
36%
26%
7%
15%
16%
38%
24%
9%
16%
15%
37%
23%
0.15%
0.12%
0.77%
0.21%
2.19%
0.45%
3.65%
0.84%
4.52%
1.22%
4.99%
1.48%
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Non-interest checking
Interest checking
Savings
Money market
Certificates of deposit
Deposit cost
Fed funds effective(1)
77%
82%
85%
83%
88%
87%
Loan to Deposit Ratio

As of or for the quarter ended June 30, 2023

Deposit beta (excl. brokered)

- QoQ: 54%
- YoY: 30%
- Cumulative cycle: 27%

Customers with <$1mm in balances made up 65% of adjusted total deposits[2]

$4.1 billion of non-maturity deposits (incl. brokered) at an average cost of 1.46%

39% of non-maturity deposits (incl. brokered) are indexed or exception priced

(1) Fed funds effective represents the quarterly average rate.
(2) This is a non-GAAP financial measure. Refer to the Company's financial information filed with the SEC for the respective period.

Investments

Securities Portfolio Mix and Trend[2]

($ in billions)


$1.5
$1.4
$1.4
$1.4
$1.3
$1.3
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
1%
3%
8%
22%
66%
2%
3%
8%
21%
66%
2%
3%
8%
20%
67%
3%
3%
8%
20%
66%
3%
4%
8%
19%
66%
3%
3%
8%
19%
67%
1.83%
1.91%
2.02%
2.14%
2.19%
2.21%
0.12%
0.77%
2.19%
3.65%
4.52%
4.99%
MBS - Agency Backed
CMO - Agency Backed
Municipal
Other - Agency Backed
Corporate Bonds
Investment Yield
Fed Funds Effective (1)
28%
25%
23%
22%
22%
21%
Investments/Total Assets

Investment cash flows are being used to fund loan growth and pay down borrowings (estimated at $127 million over the next 12 months)

(1) Fed funds effective represents the quarterly average rate.
(2) Reported at book value.

Net Interest Income and Net Interest Margin

Camden NATIONAL CORPORATION



$36.4
$36.5
$37.8
$37.0
$34.3
$32.7
2.87%
2.84%
2.88%
2.76%
2.54%
2.40%
0.12%
0.77%
2.19%
3.65%
4.52%
4.99%
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Net Interest Income
NIM (FTE)
Fed Funds Effective(1)

Avg. Earning Assets
$5.4 Billion

6% YoY Growth

Earning Asset Yield
4.12%

101 bps Growth

Avg. Funding
$5.2 Billion

6% YoY Growth

Funding Cost
1.81%

152 bps Growth

All data is presented as of June 30, 2023 unless otherwise noted.
(1) Fed funds effective represents the quarterly average rate.

Interest Rate Sensitivity

June 30, 2023



16.57%
14.91%
2.32%
-1.01%
Year 1
Year 2
+200 bp
-200 bp

December 31, 2022



11.57%
8.78%
3.06%
-3.93%
Year 1
Year 2
+200 bp
-200 bp

Interest Rate Risk Position(1)

- Liability sensitive Year 1 and asset sensitive Year 2; strategies employed have improved exposure to higher interest rates

Current Strategy and Actions

- Disciplined loan pricing
- Manage deposit pricing on an exception-basis
- Deposit acquisition through promotional offerings, primarily through MMDA and CDs
- Executed $450 million of interest rate swaps through early July with a weighted pay-fixed strike rate of 3.90% and currently receiving Fed Funds OIS
- $135 million borrowing under Bank Term Funding Program (one year maturity at 4.70% with no prepay penalty)

(1) Assumes flat balance sheet, no changes in asset/funding mix, and a parallel and pro-rata shift in rates over a 12 month period.

Uninsured Deposits and Liquidity

Camden NATIONAL CORPORATION

	6/30/23		3/31/23		12/31/22	
Uninsured Deposits *($ in millions)*	Amount	% of Total Deposits	Amount	% of Total Deposits	Amount	% of Total Deposits
Deposits in excess of FDIC insurance	$1,127.9	24.0%	$1,112.4	24.0%	$1,418.6	29.4%
Deposits in excess of FDIC insurance and uncollateralized[1]	$699.1	14.9%	$691.5	14.9%	$745.9	15.5%
Primary Liquidity Sources *($ in millions)*	Amount		Amount		Amount	
Excess Cash[2]	$28.3		$17.3		$17.9	
Unpledged Securities	522.3		570.2		411.4	
Over Collateralized Securities Pledging Position	58.0		150.8		228.6	
FHLB Borrowing Capacity	672.1		446.7		760.6	
Current Fed Discount Window Availability	42.0		43.5		42.4	
Bank Term Funding Program Availability	29.8		N/A		N/A	
Unsecured Borrowing Lines	69.9		69.9		69.9	
Total Available Primary Liquidity	**$1,422.4**		**$1,298.4**		**$1,530.8**	
Primary Liquidity / Uncollateralized Deposits	**2.0x**		**1.9x**		**2.1x**	

Additional Liquidity Sources

Brokered Deposit Access
Investment Cash Flows

(1) Uncollateralized deposits are customer deposit balances for which the Company has not pledged any of its assets, including investment securities, or provided any other type of guarantee.
(2) Excess cash represents cash balances held at the Federal Reserve Bank above the reserve requirement, which at 6/30/2023 remained at zero.

Commercial Diversification

CRE and Commercial Loans by Industry
(as of 6/30/23)


Other (15 Industries <3%)
17%
Construction
4%
Manufacturing
4%
Wholesale
Trade
4%
Health Care /
Social Asst.
5%
Retail Trade
5%
Lodging
10%
$2.1
billion
Real Estate
Investment
51%

Real Estate Investment Breakdown
(as of 6/30/23)


Other
Nonresidential
Buildings
11%
Office Buildings
20%
1-4 Family
8%
Industrial /
Warehouse
14%
$1.1
billion
Multi-Family /
Apartments
31%
Retail Store
16%

Commercial Real Estate

- 65% of real estate located in Maine, 20% in New Hampshire, and 11% in Massachusetts
- 80% non-owner occupied, 20% owner occupied
- No material changes since 3/31/23

Office Portfolio

As of June 30, 2023

Office Loans > $1mm by State
(as of 6/30/23)



24%
49%
27%
ME
NH
MA

- Office loans represent 5% of total loans and 12% of the commercial real estate portfolio
- Projects require significant cash equity requirements, LTV minimum of 75% - 80% at origination, and requests for guarantors
- Customer pays fixed rate on 67% of balances and floating rate on 33% of balances(1)
- No loans within the office portfolio were past due or non-performing
- 2% of office portfolio was owner occupied

Credit Details by Class *(as of 6/30/23)*			
Class	Outstanding *($ in millions)*	Average Balance *($ in millions)*	Weighted Avg LTV
Class A > $1mm	$90.1	$4.7	56%
Class B > $1mm	62.0	5.6	57%
Class C > $1mm	4.1	2.1	65%
Total > $1mm	**$156.3**	**$4.9**	**57%**
Total < $1mm	48.4	0.3	N/A
Total Office	**$204.7**	**$1.2**	**N/A**

(1) Of the 67% of balances where the customer pays a fixed rate, 37% are through a back-to-back loan swap arrangement.

Investment Portfolio

Camden NATIONAL CORPORATION

As of June 30, 2023


$1.3 billion
CMO - Agency Backed 20%
Corporate Bonds 3%
Municipal 8%
Other - Agency Backed 3%
MBS - Agency Backed 66%

- 59% AFS, 41% HTM
- Duration of 5.7 years and weighted-average life of 7.7 years
- Net unrealized loss on debt securities was $139 million at 6/30/23
  - AFS unrealized loss of $100 million
  - HTM unrealized loss of $39 million

Corporate Bond Ratings

(20 holdings)


$44.7 million
21%
27%
52%

- 20 companies, of which 18 are banks
- 38% of exposure is to G-SIBs

Municipal Bond Ratings

(138 holdings)


$105.2 million
9%
15%
76%
Aaa/AAA
Aa1/AA+ to Aa3/AA-
A1/A+ to A3/A-
Baa1/BBB+ to Baa3/BBB-
NR

- 53% carry additional credit support

Investment data presented at book value.

Capital and Credit

Camden NATIONAL CORPORATION

TCE ratio[1] and CET1 ratio



12.38%
13.16%
11.72%
11.74%
11.90%
11.92%
7.25%
6.51%
6.13%
6.37%
6.56%
6.58%
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Tangible Common Equity Ratio(1)
Common equity tier 1 risk-based capital ratio

Criticized and classified loans / Total loans



1.95%
1.40%
1.75%
1.68%
1.60%
1.13%
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
ACL / NPL
5.2x
5.9x
7.2x
7.2x
7.3x
7.1x

As of June 30, 2023

- Net unrealized losses on investments were $139 million
- All regulatory capital ratios would continue to exceed regulatory requirements if investment losses were realized

Provision for loan losses (annl.) / Avg loans



0.28%
0.26%
0.07%
0.04%
0.03%
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
-0.14%
ACL / Loans
0.90%
0.92%
0.95%
0.92%
0.91%
0.90%

(1) This is a non-GAAP financial measure.

Historical Financial Information

Creating Long-Term Shareholder Value

Data range: July 31, 2008 – July 31, 2023

Performance (%)	1Y	10Y	15Y
CAC	-20.9%	81.4%	171.7%
S&P SmallCap Banks	-12.4%	87.3%	125.9%
CAC Proxy Peer Group	-13.1%	71.0%	106.8%
Russell 2000	7.9%	119.2%	244.4%

15 Year

Stock price appreciation: 68.0%

Average dividend yield: 3.09%



350%
300%
250%
200%
150%
100%
50%
0%
-50%
-100%
Jul-08
Jul-09
Jul-10
Jul-11
Jul-12
Jul-13
Jul-14
Jul-15
Jul-16
Jul-17
Jul-18
Jul-19
Jul-20
Jul-21
Jul-22
Jul-23
244%
172%
126%
107%
CAC
Proxy Peers
S&P SmallCap Banks
Russell2000

Source: S&P Global

Balanced Long-Term Growth

Camden NATIONAL CORPORATION



Total Assets
$ in billions
8% CAGR(1)
$2.3
$2.2
$2.3
$2.3
$2.6
$2.6
$2.8
$3.7
$3.9
$4.1
$4.3
$4.4
$4.9
$5.5
$5.7
$5.7
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023 YTD

Acquisitions:

2008 Union Bankshares

2012 Bank of America (14 branches)

2015 The Bank of Maine

Organic Growth
58%

Acquisition Growth
42%

(1) CAGR Calculation for period 12/31/2007 – 12/31/2022. YTD figures are as of 6/30/23.

Net Interest Income and Net Interest Margin

Camden NATIONAL CORPORATION



$120.4
$127.6
$136.3
$7.7
$137.4
$8.2
$147.7
$1.3
3.40%
3.16%
3.33%
3.15%
3.17%
3.09%
3.07%
2.84%
3.29%
2.86%
$120.4
$127.6
$128.6
$129.2
$146.4
2018
2019
2020
2021
2022
NII (less SBA PPP income)
SBA PPP Income
NIM (FTE)
Proxy Peer NIM (FTE)

Avg. Earning Assets $5.2 Billion	7% YoY Growth	Avg. Funding $4.9 Billion	7% YoY Growth
Earning Asset Yield 3.34%	27 bps YoY Growth	Funding Cost 0.51%	27 bps YoY Growth

All data is presented as of or for the year ended December 31, 2022 unless otherwise noted.

Diversified Revenue Stream

Camden NATIONAL CORPORATION

Revenue Trend
($ in millions)



$38.2
20%
15%
24%
20%
21%
20%
24%
$42.1
18%
19%
25%
21%
20%
20%
23%
$50.5
12%
37%
27%
21%
18%
13%
21%
$49.7
12%
28%
27%
21%
21%
13%
26%
$40.7
12%
10%
26%
22%
18%
19%
33%
$20.0
23%
17%
7%
28%
19%
30%
2018
2019
2020
2021
2022
2023 YTD
Debit Card Income
Service Charges on Deposit Accounts
Fiduciary and Brokerage Income
Mortgage Banking Income
Other Income
CAC % of Revenue
Proxy Peer % of Revenue

Peer related data not available for 2023 YTD figures. YTD figures are as of 6/30/23.

As of June 30, 2023

Assets under administration of $1.8 billion, up 12% year-over-year

The company sold 37% of residential mortgages it originated through the first six months, compared to 21% for the same period in 2022

50% of committed residential real estate loan portfolio was designated for sale

Driving Efficiency and Scale

Camden NATIONAL CORPORATION


57.71%
59.60%
55.77%
60.13%
52.56%
57.82%
54.85%
57.47%
56.16%
56.57%
60.99%
2.34%
2.22%
2.32%
2.16%
2.13%
2.04%
2.06%
1.96%
2.15%
1.91%
1.87%
2018
2019
2020
2021
2022
2023 YTD
Efficiency Ratio (CAC)
Efficiency Ratio (Proxy Peers)
Overhead Expense Ratio (CAC)
Overhead Expense Ratio (Proxy Peers)

- Balanced approach to investing in the franchise while maintaining efficient operations
- Efforts underway to enhance processes to drive efficiency and scale, including technology / software, digital channels, and RPA

Efficiency ratio is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.
Peer related data not available for 2023 YTD figures. YTD figures are as of 6/30/23.
Overhead Expense Ratio = Annualized Non-interest Expense / Average Assets.

Solid Credit Quality

Camden NATIONAL CORPORATION

Camden National Corp.
Peer Group

NPAs / Assets



2.00%
1.50%
1.00%
0.50%
0.00%
2018
2019
2020
2021
2022
2023 YTD

NCOs / Average Loans



1.00%
0.75%
0.50%
0.25%
0.00%
2018
2019
2020
2021
2022
2023 YTD

Loan Loss Reserves / Gross Loans



2.00%
1.50%
1.00%
0.50%
0.00%
2018
2019
2020
2021
2022
2023 YTD

Credit quality metrics consistently favorable to peer group

Data presented for periods prior to 2020 does not reflect the impact of CECL.
Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $2.0 billion and $10.0 billion, excluding merger targets. Peer related data not available for 2023 YTD figures. YTD figures are as of 6/30/23.
Source: S&P Global.

Strong Capital Position

Camden NATIONAL CORPORATION


Tier 1 Leverage Ratio
9.53%
9.55%
9.13%
8.92%
9.22%
Required Minimum(1) 4.00%
2018
2019
2020
2021
2022


TCE Ratio(2)
8.02%
8.66%
8.99%
8.22%
6.37%
Required Minimum(1) 2.00%
2018
2019
2020
2021
2022


Total Risk-Based Capital Ratio
14.36%
14.44%
15.40%
14.71%
13.80%
Required Minimum(1) 10.50%
2018
2019
2020
2021
2022

History of strong, stable capital levels

(1) "Required Minimum" including capital conservation buffer.
(2) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.

Capital Return



Capital Return Trend
($ in millions)
$17.2
42%
32%
100%
$39.4
53%
69%
50%
47%
$29.5
62%
33%
50%
67%
$31.2
32%
45%
44%
68%
$33.8
30%
55%
48%
70%
$14.3
14%
57%
86%
2018
2019
2020
2021
2022
2023 YTD
Dividends
Share Repurchase
CAC Payout Ratio(1)
Proxy Peer Payout Ratio(2)

History of returning capital to shareholders through dividends and share repurchases

Annualized dividend yield of 5.42% at June 30, 2023

(1) Payout Ratio = Total Dividend Paid + Total Share Repurchase Amount / Net Income for associated period.
(2) Peer related data not available for 2023 YTD figures. YTD figures are as of 6/30/23.

Appendix

Executive Management Team

Camden NATIONAL CORPORATION

Name	Position	Age	Years of Banking Experience	Year Joined Camden
Greg Dufour	President and CEO	63	30+	2001
Mike Archer, CPA	EVP Chief Financial Officer	39	10+	2013
David Ackley	EVP Chief Risk Officer	48	10+	2011
William Martel	EVP Technology & Support Services	53	20+	2020
Jennifer Mirabile	EVP Director of Wealth Management	63	30+	2017
Tim Nightingale	EVP Chief Credit Officer	65	30+	2000
Heather Robinson, CPA	EVP Chief Human Resources Officer	49	5+	2018
Patricia Rose	EVP Retail Banking	59	30+	2017
Ryan Smith	EVP Commercial Banking	50	25+	2012
Renée Smyth	EVP Chief Experience & Marketing Officer	52	15+	2015